Exhibit 10.1

FIFTH AMENDMENT TO “REAL ESTATE PURCHASE AGREEMENT

AND ESCROW INSTRUCTIONS”

THIS FIFTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Fifth Amendment”) is entered into as of September 14, 2011, by and between HESPERIA – MAIN STREET, LLC, a California limited liability company (“Seller”), and TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

WHEREAS, Seller and Buyer, as the assignee of TNP Acquisitions, LLC, are parties to that certain Real Estate Purchase Agreement and Escrow Instructions dated April 29, 2011 (the “Original Agreement”), as amended by that certain First Amendment thereto dated June 1, 2011 (the “First Amendment”), that certain Buyer’s Final Approval Notice dated June 10, 2011 (the “Approval Notice”), that certain Second Amendment thereto dated July 15, 2011 (the “Second Amendment”), that certain Third Amendment thereto dated July 26, 2011 (the “Third Amendment”, and that certain Fourth Amendment thereto dated August 31, 2011 (the “Fourth Amendment,” and together with the Original Agreement, the First Amendment, the Approval Notice, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Agreement”), with respect to the real property and improvements located in Hesperia, California, commonly known as 14101, 14135, and 14177 Main Street, Hesperia, California 92345, and improved with an approximate 53,259 square foot retail shopping complex, altogether as more particularly described on Exhibit “A” to the Original Agreement (the “Property”);

WHEREAS, the Closing under the Agreement, originally scheduled for June 20, 2011, was first extended to July 19, 2011, then to August 1, 2011, then to August 31, 2011, and subsequently to September 14, 2011 (the “Closing Date”);

WHEREAS, Buyer and Seller are now desirous of further extending the Closing Date and to making certain other amendments and modifications to the Agreement, as more particularly provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

1. Extension of Closing Date. The Closing Date is hereby extended up to, but not beyond, September 23, 2011. Buyer shall have the right to designate its desired date of Closing (which shall be the day of the Closing) to be any business day up to, but not beyond, September 23, 2011, on not less than two (2) business days advance written notice to Seller.

2. Deposit and Escrow.

2.1. By no later than 5 p.m. on Thursday, September 15, 2011, Buyer shall deliver to Escrow Agent, by wire transfer, the additional sum of $1,000,000 (the “Fourth Additional Deposit”). By no later than 5 p.m. on Friday, September 16, 2011, Escrow Agent shall deliver to Seller by wire transfer, and without need for additional instructions from Buyer, the Fourth Additional Deposit. Buyer shall execute and deliver to Escrow Agent any supplemental escrow instructions required by Escrow Agent to allow Escrow Agent to timely release the Fourth Additional Deposit to Seller.

2.2. By no later than 5 p.m. on Thursday, September 15, 2011, Buyer shall deliver to Escrow Agent, by wire transfer, the additional sum of $97,500 (the “Second Per Diem Extension Fee Deposit”). (Buyer and Seller hereby acknowledge that the original Per Diem Extension Fee Deposit provided for in the Fourth Amendment has, as of September 14, 2011, been utilized by Buyer in full and fully earned by Seller, and that there is no remaining “Per Diem Extension Fee Balance” (as such term is defined in Section 2.4 of the Fourth Amendment) currently owing to Buyer) By no later than 5 p.m. on Friday, September 16, 2011, Escrow Agent shall deliver to Seller by wire transfer, and without need for additional instructions from Buyer, the Per Diem Extension Fee Deposit in the amount of $35,000, and such sum shall not be credited to the Purchase Price nor be refundable to Buyer.

2.3. The Fourth Additional Deposit shall be credited against and applied to the Purchase Price on the Closing, and shall be deemed additional liquidated damages to Seller should the Closing fail to occur for any reason other than Seller’s sole default. Should Escrow Agent fail to receive the entire Fourth Additional Deposit and Second Per Diem Extension Fee Deposit from Buyer by 5 p.m. on September 15, 2011, Buyer shall be deemed to be default under the Agreement and this Fifth Amendment, the Escrow shall be cancelled, the Agreement and this Fifth Amendment shall terminate (except for those provisions that expressly survive the termination of the Agreement and this Fifth Amendment), and Seller shall retain the previously delivered Deposit, Second Additional Deposit, and Third Additional Deposit for its own account as liquidated damages. Upon Seller’s receipt of the Fourth Additional Deposit and Per Diem Extension Fee Deposit, such sums, along with the Deposit, the Second Additional Deposit, the Third Additional Deposit and the Second Per Diem Extension Fee Deposit shall be nonrefundable to Buyer unless a Closing fails to occur due to Seller’s breach or default under the Agreement as amended by this Fifth Amendment (unless such breach or default is cured by Seller within five (5) business days following Seller’s receipt of Buyer’s written notice specifying the default). In the event a Closing fails to occur due to a Seller’s default or breach and such default or breach is not timely cured as provided in the prior sentence, the Deposit plus $250,000 of the Second Additional Deposit, the Third Additional Deposit, the Fourth Additional Deposit and the “Second Per Diem Extension Fee Deposit Balance” (as such term is defined in Section 4.2 below) shall be refundable to Buyer.

2.4. Utilizing the Second Per Diem Extension Fee Deposit, the sum of $10,000 per calendar day (the “Second Per Diem Extension Fee”) shall be deemed additional consideration to Seller for its agreement to extend the Closing beyond September 13, 2011 until the day of the actual Closing, but not later than September 23, 2011; notwithstanding anything to the contrary contained in the Fourth Amendment, the Second Per Diem Extension Fee for September 14, 2011 shall be $10,000, but Buyer shall be entitled to a credit of $2,500 for that day payable out of the Per Diem Extension Fee Deposit paid by Buyer pursuant to the Fourth

Amendment. The Second Per Diem Extension Fee shall be non-refundable to Buyer and paid by Escrow Agent to Seller on the Closing and retained by Seller as its sole property, and not credited against nor applied to the Purchase Price on the Closing; the remaining portion of the Second Per Diem Extension Fee Deposit (the “Second Per Diem Extension Fee Balance”) shall be refunded by Escrow Agent to Buyer promptly following the Closing or, at Buyer’s election, applied as a credit toward Buyer’s payment of the Purchase Price at Closing. By way of example only, should the actual Closing occur on Tuesday, September 20, 2011, then the aggregate Second Per Diem Extension Fee payable by Buyer to Seller through Escrow from the Second Per Diem Extension Deposit on the day of the Closing shall be $67,500 (i.e., 6 x $10,000, plus an additional $7,500 for September 14, 2011), and said $67,500 shall not be credited against nor applied to the Purchase Price; the Second Per Diem Extension Fee Balance of $30,000 shall be refunded by Escrow Agent to Buyer promptly following the Closing, or, at Buyer’s election, applied as a credit toward Buyer’s payment of the Purchase Price at Closing.

3. Buyer’s Default. Section 6.1 of the Original Agreement is hereby deleted and the following shall be substituted:

BUYER’S DEFAULT. IF THE SALE CONTEMPLATED BY THE AGREEMENT AND FIFTH AMENDMENT IS NOT CONSUMMATED BECAUSE OF A DEFAULT BY BUYER IN ITS OBLIGATION TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT AS AMENDED BY THE FIFTH AMENDMENT, THEN: (A) THE AGREEMENT AND FIFTH AMENDMENT SHALL TERMINATE; (B) THE DEPOSIT PLUS THE SECOND ADDITIONAL DEPOSIT PLUS THE THIRD ADDITIONAL DEPOSIT AND FOURTH ADDITIONAL DEPOSIT PREVIOUSLY PAID TO SELLER SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES; AND (C) SELLER AND BUYER SHALL HAVE NO FURTHER OBLIGATIONS TO EACH OTHER EXCEPT THOSE THAT SURVIVE THE TERMINATION OF THE AGREEMENT AND FIFTH AMENDMENT. BUYER AND SELLER ACKNOWLEDGE THAT THE DAMAGES TO SELLER IN THE EVENT OF A BREACH OF THE AGREEMENT AND FIFTH AMENDMENT BY BUYER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT PLUS THE SECOND ADDITIONAL DEPOSIT, AND THE THIRD ADDITIONAL DEPOSIT AND FOURTH ADDITIONAL DEPOSIT, PLUS INTEREST, REPRESENTS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES THAT WOULD BE SUFFERED BY SELLER IF THE TRANSACTION SHOULD FAIL TO CLOSE AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THE FIFTH AMENDMENT AND UNDER THE CIRCUMSTANCES THAT SELLER AND BUYER REASONABLY ANTICIPATE WOULD EXIST AT THE TIME OF SUCH BREACH. BUYER AND SELLER AGREE THAT SELLER’S RIGHT TO RETAIN THE DEPOSIT PLUS THE SECOND ADDITIONAL DEPOSIT, AND THE THIRD ADDITIONAL DEPOSIT AND FOURTH ADDITIONAL DEPOSIT, TOGETHER WITH ANY INTEREST AND EARNINGS EARNED THEREON, SHALL BE SELLER’S SOLE REMEDY, AT LAW AND IN EQUITY, FOR BUYER’S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT AND FIFTH AMENDMENT. HOWEVER, NOTHING IN THIS SECTION SHALL (i) PREVENT OR PRECLUDE SELLER’S RECOVERY OF REASONABLE

ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 9.8 OF THE ORIGINAL AGREEMENT, OR (ii) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF BUYER’S INDEMNIFICATION OBLIGATIONS CONTAINED IN THE ORIGINAL AGREEMENT. SELLER HEREBY WAIVES ANY RIGHT TO AN ACTION FOR SPECIFIC PERFORMANCE OF ANY PROVISIONS OF THIS AGREEMENT AND THE FIFTH AMENDMENT .

INITIALS                RH     SELLER                JW    BUYER

4. Material Changes. Notwithstanding anything to the contrary contained in the Agreement, from and after the date hereof the risk of a Material Adverse Change in the physical condition of the Property, or a Material Taking, or a material adverse change in the condition, financial or otherwise, of the Property not caused by Seller, shall be borne by Buyer and not by Seller, and should Buyer fail to effectuate a Closing for any of the aforementioned reasons, Seller shall retain the Deposit, the Second Additional Deposit, the Third Additional Deposit, the Fourth Additional Deposit, the Per Diem Extension Fee Deposit and the Second Per Diem Extension Fee Deposit for its own account as liquidated damages.

5. D&R Legal Fees. Seller has incurred legal fees to its law firm Donfeld & Rollman (“D&R”) in the amount of $[        ] for D&R’s review of this Fifth Amendment on Seller’s behalf. At the Closing and as a condition to the Closing, Buyer shall pay said sum to D&R through Escrow. Buyer understands and acknowledges that notwithstanding its payment of said sum to D&R, D&R represents solely Seller in this transaction and in the preparation and negotiation of this Fifth Amendment, and that Buyer has been represented in this transaction and in the preparation and negotiation of this Fifth Amendment by the Law Office of Michael F. Sitzer.

6. Miscellaneous. Time is of the essence with respect to the parties’ respective duties and obligations under the Agreement and this Fifth Amendment. Except as specifically modified by this Fifth Amendment, the terms and conditions of the Agreement shall, as amended hereby, continue in full force and effect. This Fifth Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. In order to expedite the execution and effectiveness of this Fifth Amendment, signatures may be delivered and exchanged by email (pdf scan), or by facsimile.

[SEE SIGNATURES ON FOLLOWING PAGE >>>]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first written above.

SELLER:	HESPERIA – MAIN STREET, LLC, a California limited liability company,

	By:	/s/ Robert Herscu
Robert Herscu, Manager

BUYER:	TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Trust, L.P.,
a Delaware limited liability company
Its: Sole Member

		By:	TNP Strategic Retail Trust, Inc.,
a Maryland corporation
Its: General Partner

			By:	/s/ James Wolford
Name: James Wolford
Title: CFO

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